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                                                                     EXHIBIT 1.1




                                8,919,000 Shares

                           KING PHARMACEUTICALS, INC.

                                  Common Stock


                         FORM OF UNDERWRITING AGREEMENT


                                                               December __, 1997



LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
HAMBRECHT & QUIST LLC
As Representatives of the several
 Underwriters named in Schedule I,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

     King Pharmaceuticals, Inc., a Tennessee corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") 6,000,000 shares of the Company's common stock, no par value per share (the "Common Stock"), and the shareholders named in Schedule II and
Schedule III hereto (the "Selling Shareholders") propose to sell severally to the Underwriters an aggregate of 2,919,000 shares of Common Stock (together with the 6,000,000 shares of Common Stock to be issued and sold by the Company, the "Firm Shares"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to grant to the Underwriters an option to purchase up to 1,000,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 herein. The shares of Common Stock for which the Company has granted the Underwriters an option to purchase are referred to herein as the "Option Shares." The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are hereinafter collectively called




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the "Shares."  This is to confirm the agreement concerning the purchase of the
Shares from the Company and the Selling Shareholders by the Underwriters.

     1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees that:

           (a) A registration statement on Form S-1 (File No. 333-38753) and amendments thereto with respect to the Shares (i) have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) have been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. "Rule 462(b) Registration Statement" means a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations related to the offering covered by the Registration Statement.

           (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated




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      therein or necessary to make the statements therein not misleading;
      provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is comprised solely of the information set forth in Section 10(f) hereof.

           (c) The Company and each of its subsidiaries (defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and in which the failure to so qualify would, in the aggregate, result in a material adverse effect on the stockholders' equity, assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary (corporate and other) to own or hold their respective properties and to conduct the businesses in which they are engaged. The Company has no subsidiaries other than as identified on Annex A hereto.

           (d) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

           (e) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus in the section entitled "Description of Capital Stock."

           (f) This Agreement has been duly authorized, executed and delivered by the Company.

           (g) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares (the "Offering") and the other transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any




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      indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflicts, breaches, violations or defaults would have, individually or in the aggregate, a Material Adverse Effect, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws or other organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934 (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering and the other transactions contemplated hereby.

           (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

           (i) Except as described in the Registration Statement or Prospectus, the Company has not sold or issued any shares of Common Stock during the six month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued under employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or of any subsidiary or any security or other instrument that by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company.

           (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or




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      governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus nor has the Company incurred or undertaken any liability or obligation, direct or contingent, that is material to the Company except for liabilities or obligations (i) incurred or undertaken in the ordinary course of business or (ii) described in the Registration Statement; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial condition, shareholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

           (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The pro forma financial statements and other pro forma financial information filed as part of the Registration Statement or included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commissions rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

           (l) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company, certain financial information for the product line Cortisporin, including related products, and certain financial information for the additional branded product lines acquired from Glaxo Wellcome, Inc. (the "Glaxo Lines") on November 14, 1997, whose reports appear in the Registration Statement and the Prospectus and who have delivered the initial letters referred to in Section 9(i)(A) hereof, are independent certified public accountants as required by the Securities Act and the Rules and Regulations; and Price Waterhouse, who have certified certain financial information for the additional branded product lines, manufacturing facility and contracts for manufacturing products for third parties to be acquired from Warner-Lambert Company pursuant to a Letter of Intent entered into on October 31, 1997 (the "Warner Lines"), and who have delivered the initial letters referred to in Section 9(i)(B) hereof, are independent certified public accountants as required by the Securities Act and the Rules and Regulations.




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           (m) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, security interests, claims and defects, except such as are described in the Prospectus or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each of its subsidiaries; and all real property and buildings held under lease by the Company and each of its subsidiaries is held by them under valid, subsisting and enforceable leases, with such exceptions as would not have a Material Adverse Effect and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and each of its subsidiaries.

           (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and as is customary for companies engaged in similar businesses in similar industries.

           (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses and other intangible properties and assets which are both material and necessary for the conduct of their businesses and have no reason to believe that the conduct of their businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, nor, to the best of the Company's knowledge, is there an infringement by others of such rights of the Company which could reasonably be expected to have a Material Adverse Effect.

           (p) Except as described in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (q) The Company is in compliance in all material respects with all applicable rules and regulations of the Food and Drug Administration (the "FDA"), the Federal Trade Commission (the "FTC"), the Consumer Product Safety Commission, the United States Department of Agriculture, the Drug Enforcement Agency (the "DEA"), the United States Environmental Protection Agency ("EPA") and the Occupational Safety and Health Administration ("OSHA") and all applicable




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      laws, statutes, ordinances, rules or regulations, the enforcement of which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

           (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

           (s) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

           (t) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

           (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

           (v) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

           (w) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued securities or granted options on any securities, (ii) incurred any liabilities or obligations, direct or contingent, other than liabilities




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      and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

           (x) The Company (i) makes and keeps accurate books and records and
      (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

           (y) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, (ii) except for any defaults or events that, individually or in the aggregate, would not have a Material Adverse Effect, in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) except for any violations or failures to obtain that, individually or in the aggregate, would not have a Material Adverse Effect, in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

           (z) Neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

           (aa) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

           (ab) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes,




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      hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings and releases which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous substances," "toxic wastes," "hazardous wastes" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

           (ac) Except as described in the Registration Statement and the Prospectus, (i) there are no outstanding warrants or options issued by the Company to purchase any shares of the capital stock of the Company,
      (ii) there are no statutory, contractual, preemptive or other rights to subscribe for or to purchase any Common Stock that do not by their terms terminate upon the First Delivery Date (as defined below), and (iii) there are no restrictions upon transfer of the Common Stock pursuant to the Company's articles of incorporation or by-laws.

           (ad) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

           (ae) The Shares are authorized for quotation on the Nasdaq National Market and the Common Stock has been approved for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

           (af) The Company and its subsidiaries possess adequate licenses, franchises, authorizations or permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, and neither the Company nor any such subsidiary has received any notice




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      of proceedings relating to the revocation or modification of any such license, franchise, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

           (ag) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

     2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally and not jointly represents, warrants and agrees with, each Underwriter:

           (a) Each such Selling Shareholder that is an executive officer or director of the Company as set forth in the Registration Statement has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus as amended or supplemented and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

           (b) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Custody Agreement and the Power of Attorney referred to below and to perform such Selling Shareholder's obligations under such agreements; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any Selling Shareholder or any statute, law, rule, regulation, ordinance, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power

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      of Attorney by such Selling Shareholder and the consummation by such
      Selling Shareholder of the transactions contemplated hereby and thereby.

           (c) Such Selling Shareholder has, and immediately prior to a Delivery Date (as defined in Section 5 hereof) such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder on such date, free and clear of all claims, liens, encumbrances, equities, or security interests, and, upon delivery of such Shares and payment therefore pursuant hereto, good and valid title to such Shares free and clear of all claims, liens, encumbrances, equities, security interests or restrictions on transfer will pass to the Underwriters.

           (d) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

           (e) Such Selling Shareholder has placed in custody under a custody agreement (the "Custody Agreement" and together with all other similar agreements executed by the other Selling Shareholders, the "Custody Agreements") with Union Planters National Bank, Memphis, Tennessee as custodian (the "Custodian") for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the Shares to be sold by such Selling Shareholder hereunder.

           (f) Such Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and together with all other similar agreements executed by the other Selling Shareholders, the "Powers of Attorney"), appointing one or more persons, as attorneys-in-fact with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Shareholder.

           (g) Each such Selling Shareholder that is an executive officer or director of the Company as set forth in the Registration Statement severally represents, warrants and agrees that the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and further, each Selling Shareholder severally represents, warrants and agrees that the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto), with respect to any information about the Selling Shareholder, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

     3. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell 6,000,000 Firm Shares and each Selling Shareholder hereby agrees to sell the number of Firm Shares set opposite its/his/her name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Shareholder, that number of Firm Shares which represent the same proportion of the number of Firm Shares to be sold by the Company, and by each Selling Shareholder, as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule 1 represents of the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

     In addition, the Company grants to the Underwriters an option to purchase up to 1,000,000 Option Shares. Such option is granted for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts. The price of both the Firm Shares and any Option Shares shall be $_____ per share.

     The Company and the Selling Shareholders shall not be obligated to deliver any of the Shares to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.


     4. Offering of Shares by the Underwriters. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     5. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at 10:00 A.M. New York City time, on the third full business day following the date of this Agreement (or if pricing of the Firm Shares occurs after 4:30 P.M. New York City time, on the fourth full business day thereafter) or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Shareholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Selling Shareholders shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

     The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date, nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes referred to as a "Delivery Date."

           Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City Time, on the business day prior to such Second Delivery Date.

           6. Further Agreements of the Company.  The Company agrees:

           (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendments or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

           (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

           (c) To deliver promptly to each of the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

           (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

           (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

           (f) As soon as practicable after the Effective Date, to deliver to the Representatives and to make generally available to the Company's security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

           (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

           (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distributions of the Shares; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or execute a general consent for service of process in any jurisdiction;


           (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or, during such period, enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
      (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc., and to cause each officer and director of the Company, and each other holder of shares constituting (or shares convertible into, or options exercisable for) at least three percent (3.0%) of the outstanding common stock of the Company prior to consummation of the Offering, to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc;

           (j) To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

           (k) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

           (l) Prior to the Effective Date, to apply for the inclusion of the Shares on the Nasdaq National Market and use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date; and

           (m) To comply with all registration, filings and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company and to comply with all provisions of all undertakings contained in the Registration Statement.

     7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

           (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.

           (b) That the Shares to be sold by the Selling Shareholder hereunder which are represented by the certificates held in custody for the Selling Shareholder, are subject to the interest of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or the occurrence of any other event; and

           (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

           8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and the Agreement Among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related expenses and reasonable fees of counsel to the Underwriters); and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement; provided that, except as provided in this
Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Common Stock which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters, and the Selling Shareholders shall pay the fees and expenses of their respective counsel, the Custodian and any attorney-in-fact, and any transfer taxes payable in connection with its sale of Shares to the Underwriters.

           9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional terms and conditions:

           (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

           (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Shearman & Sterling, counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of the Representatives, or in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

           (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

           (d) Baker, Donelson, Bearman & Caldwell shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent the failure to so qualify or be in good standing would not have a Material Adverse Effect, and have all power and authority necessary (corporate or other) to own or hold their respective properties and to conduct the businesses in which they are engaged;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company

            (including the shares of capital stock being offered on such Delivery Date in connection with the Offering) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the issued shares of capital stock of its subsidiaries have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Shares pursuant to the Company's articles of incorporation or by-laws or any agreement or other instrument known to such counsel;

                 (iv) To the best knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and, to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                 (vi) The Registration Statement and the Prospectus and any
            further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                 (vii) To the best knowledge of such counsel, there are no
            contracts or other documents to which the Company or any of its subsidiaries is a party which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration

            Statement as required by the Rules and Regulations; and all descriptions in the Prospectus of contracts and other documents are accurate in all material respects and fairly present the information purported to be shown;

               (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                 (ix) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares being delivered on such Delivery Date by the Company and the other transactions contemplated hereby do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws or other organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the consummation of the other transactions contemplated hereby;

                 (x) To the best knowledge of such counsel, there are no
            contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company or any of its subsidiaries owned or to be owned by such person in the securities registered pursuant to the Registration Statement or granting such person the right to file a registration statement under the Securities Act with respect to such securities;

                 (xi) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                 (xii) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;


                 (xiii) The statements in the Registration Statement and the
            Prospectus under the captions "Risk Factors--Certain Charter, By-Laws and Statutory Provisions; Rights Agreement," "Management," "Certain Transactions," "Description of Capital Stock" "Shares Eligible for Future Sale," and "Certain United States Federal Tax considerations for Non-U.S. Holders of Common Stock" insofar as such statements describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein are accurate and fairly summarize the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;


                 (xiv) The Common Stock is duly authorized for listing on the Nasdaq National Market, subject only to official notice of issuance;

                 (xv) No consent or waiver of any party to any contract, agreement, instrument, lease or license to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, or the sale or delivery of the Stock;

                 (xvi) To the best knowledge of such counsel, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required; and

                 (xvii) The form of certificate used to evidence the Common
            Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and bylaws of the Company and the requirements of the Nasdaq National Market.

           In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Tennessee, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that it is relying, in respect of matters of fact, upon certificates of officers of the Company and its subsidiaries, provided that such counsel shall state that it believes that both the Underwriters and it are justified in relying upon such certificates. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and is familiar with the documents incorporated by reference in the Prospectus as of the Delivery Date, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or that the documents incorporated by reference in the Prospectus (except for the financial statements, as to which such counsel needs express no opinion), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (e) Baker, Donelson, Bearman & Caldwell shall have furnished to the Representatives its written opinion, as counsel to the Selling Shareholders named in Schedule II hereto, for whom it is acting as counsel, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of each such Selling Shareholder and each of such Selling Shareholders has duly authorized, executed and delivered such Selling Shareholder's respective power of attorney;

               (ii) Each Attorney-in-Fact has been duly authorized by each such Selling Shareholder to deliver the Shares to be sold by such Selling

            Shareholder on behalf of such Selling Shareholder in accordance with the terms of this Agreement;

                 (iii) Immediately prior to the Delivery Date, to the knowledge of such counsel after due inquiry of corporate or partnership books and records, review of certificates representing the Shares to be sold by such Selling Shareholder and all prior ownership interests and review of all representations, warranties by and certificates from such Selling Shareholders, each Selling Shareholder had good and valid title to the Shares to be sold by such Selling Shareholder hereunder on such date, free and clear of all claims, liens, encumbrances, equities, or security interests and had full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement;

                 (iv) Good and valid title to the Shares to be sold by each Selling Shareholder under this Agreement, free and clear of all claims, liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters, assuming that such Underwriters have purchased such shares in good faith and without notice of any such claim, lien, encumbrance, equities security interests or restrictions on transfer or any other adverse claim within the meaning of the Uniform Commercial Code; and

                 (v) Each Selling Shareholder has all necessary power and authority to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement and to perform its obligations under such agreements; all corporate action required to be taken by such Selling Shareholder for the due and proper sale and delivery of the Shares to be sold by the Selling Shareholder has been duly and validly taken; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the charter or by-laws of the Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

           In rendering such opinion, such counsel (i) may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Tennessee, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely, and (ii) in rendering the opinion in
      Section 9(e) above, rely upon a certificate of each Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Common Stock sold by such Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate. On each Delivery Date, such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to each Selling Shareholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to any Selling Shareholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to any Selling Shareholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (f) Boult, Cummings, Conners & Berry, PLC shall have furnished to the Representatives its written opinion, as counsel to the Selling Shareholders named in Schedule III hereto for whom it is acting as counsel, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of each such Selling Shareholder and each of such Selling Shareholders has duly authorized, executed and delivered such Selling Shareholder's respective power of attorney;

                 (ii) Each Attorney-in-Fact has been duly authorized by each such Selling Shareholder to deliver the Shares to be sold by such Selling Shareholder on behalf of such Selling Shareholder in accordance with the terms of this Agreement;

                 (iii) Immediately prior to the Delivery Date, to the knowledge of such counsel after due inquiry of corporate or partnership books and records, review of certificates representing the Shares to be sold by such Selling Shareholder and all prior ownership interests and review of all representations, warranties by and certificates from such Selling Shareholders, each Selling Shareholder had good and valid title to the Shares to be sold by such Selling Shareholder hereunder on such date, free and clear of all claims, liens, encumbrances, equities, or security interests and had full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement;

                 (iv) To the best knowledge of such counsel, good and valid title to the Shares to be sold by each Selling Shareholder under this Agreement, free and clear of all claims, liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters, assuming that such Underwriters have purchased such shares in good faith and without notice of any such claim, lien, encumbrance, equities security interests or restrictions on transfer or any other adverse claim within the meaning of the Uniform Commercial Code; and

                 (v) To the best knowledge of such counsel, each Selling Shareholder has all necessary power and authority to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement and to perform its obligations under such agreements; all corporate action required to be taken by such Selling Shareholder for the due and proper sale and delivery of the Shares to be sold by the Selling Shareholder has been duly and validly taken; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the charter or by-laws of the Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

            In rendering such opinion, such counsel (i) may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States of America, the laws of the State of New York (the laws of which such counsel is allowed to assume, for purposes of such opinion, are identical to the laws of the State of Tennessee) and the General Corporation Law of the State of Tennessee, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely, and (ii) in rendering the opinion in
      Section 9(e) above, rely upon a certificate of each Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Common Stock sold by such Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate. On each Delivery Date, such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to each Selling Shareholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to any Selling Shareholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to any Selling Shareholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (g) McKenna & Cuneo, L.L.P. shall have furnished to the Representatives its written opinion, as special regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives to the effect that:


                 (i) The statements and descriptions made in the Prospectus under the captions "Risk Factors--Government Regulation" and "Business--Government Regulation" to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information required to be disclosed therein in all material respects and nothing has come to our attention which leads us to believe that (A) the information set forth in the Registration Statement, or any amendment thereto, under the captions referred to above as of the time the Registration Statement became effective under the Securities Act, and as of the Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the information set forth in the Prospectus, or in any supplement thereto, under the captions referred to above as of its issue date and as of such Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                 (ii) The execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute default under, or result in the creation of a lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under any existing applicable federal or state law, rule or regulation governing the sale or distribution of pharmaceutical products of the pharmaceutical industry generally or the relationship between pharmacists and customers.

                 (iii) Such counsel does not know of any federal or state law, rules or regulations governing the sale or distribution of pharmaceutical products or the pharmaceutical industry generally or the relationship between pharmacists and customers, or any pending or threatened legal or governmental proceedings in respect of such statutes, rules or regulations, required to be described in the Prospectus that are not described as required.

                 (iv) The descriptions in the Prospectus of the federal and state laws, rules or regulations governing the sale or distribution of pharmaceutical products or the pharmaceutical industry generally, and the legal or governmental proceedings in respect of such laws, rules or regulations, fairly summarize the information required to be shown.

                 (v) Such counsel has no reason to believe that the Company's current business is not being conducted in material compliance with currently applicable requirements under the Federal Food, Drug and Cosmetic Act or that the U.S. Food and Drug Administration is currently considering taking action that would result in withdrawal from marketing of any of the Company's currently marketed products.

           In giving its opinion, such counsel may state that (1) such counsel's opinion is limited to matters governed by the applicable regulations described above, and (2) such counsel has not conducted an audit of the Company. The foregoing opinion may be qualified by statements to the effect that (1) while such counsel has had conversations with the Company's employees and the Company's regulatory advisors and reviewed certain relevant documents as such counsel deems necessary and appropriate, such counsel has not verified the accuracy or validity of the facts set forth in the Prospectus, and (2) in such counsel's examinations, such counsel has assumed the genuineness of all signatures, the authenticity of all documents submitted to such counsel as originals and the conformity with the originals of all documents submitted to such counsel as copies.


           (h) Roberts & Brownell, LLC shall have furnished to the Representatives its written opinion, as special patent counsel for the Company, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and dated such Delivery Date to the effect that:

                 (i) The statements and descriptions made in the Prospectus under the caption "Business--Patents, Trademarks and Proprietary Property" to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information required to be disclosed therein in all material respects and nothing has come to our attention which leads us to believe that (A) the information set forth in the Registration Statement, or any amendment thereto, under the caption referred to above as of the time the Registration Statement became effective under the Securities Act, and as of the Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the information set forth in the Prospectus, or in any supplement thereto, under the caption referred to above as of its issue date and as of such Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (ii) Such counsel has no knowledge of any pending or
            threatened legal or governmental proceeding relating to patents or proprietary know-how owned or used by the Company or any of its subsidiaries, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, except as disclosed in the Registration Statement, which, if adversely decided, would have a material adverse effect on the business, financial condition or results of operations of the Company or any of its subsidiaries, taken as a whole.

                 (iii) Such counsel has no knowledge of any infringement or alleged infringement by the Company or any of its subsidiaries of issued patent rights of others, except as disclosed in the Registration Statement, which would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.


           (i) You shall have received from Shearman & Sterling, counsel for the Underwriters, such opinions dated such Delivery Date, with respect to the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters. In giving such opinions, Shearman & Sterling is entitled to rely on the opinion of Baker, Donelson, Bearman & Caldwell, counsel to the Company.


           (j) (A) With respect to the letters of Coopers & Lybrand L.L.P. delivered to the Representatives concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Representatives letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated such Delivery Date
      (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letters), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters; (B) with respect to the letters of Price Waterhouse delivered to the Representatives concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Representatives letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated such Delivery Date
      (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letters), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

           (k) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Company signed by its President and Chief Executive Officer or a Vice President and its Chief Financial Officer stating that:

                 (i) The representations, warranties and agreements of the
            Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a), 9(n), 9(o) and 9(p) have been fulfilled;

                 (ii) Neither the Company nor any of its subsidiaries has
            sustained, since the date of the latest audited financial statements included in the Prospectus, any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, in or affecting the general affairs, management, business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, except as set forth or contemplated in the Prospectus; and

                 (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

           (l) Each Selling Shareholder (or one or more attorneys-in-fact on behalf of the Selling Shareholders) shall have furnished to the Representatives a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Shareholder (or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Shareholder contained herein are timely and correct as of the Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the Delivery Date.

           (m) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, business, financial condition, shareholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, except as set forth or contemplated in the Prospectus, the effect of which, in the reasonable judgment of the Representatives, is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

           (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

           (o) The Nasdaq National Market shall have approved the Shares for listing, subject only to official notice of issuance and evidence of satisfactory distribution.


           (p) The Representatives shall have received Lock-up Letters from each holder of shares constituting (or shares convertible into, or options exercisable for) at least 3.0 percent of the Common Stock of the Company and each officer and director of the Company.

           (q) The National Association of Securities Dealers, Inc., upon review of the terms of the underwriting arrangements for the public offering of the Common Stock, shall have raised no objection thereto.

           (r) Prior to any Delivery Date, the Company shall have furnished to the Representatives such other information, certificates and documents as they may reasonable request.

           All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

     10.   Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct) and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is comprised solely of the information set forth in Section 10(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

     (b) The Selling Shareholders, severally in proportion to the number of Shares to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case for each Selling Shareholder that is not an executive officer or director of the Company as set forth in the Registration Statement, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company specifically for inclusion therein, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is comprised solely of the information set forth in
Section 10(e) hereof; and provided further, that the aggregate liability shall be limited to the gross proceeds received by such Selling Shareholder. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act and the Selling Shareholders, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director, officer or controlling person or any Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, any such director, officer or controlling person and any Selling Shareholder for any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or any Selling Shareholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

     (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure, and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than any reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Shareholder under this Section 10, if in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Shareholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relative equitable considerations. The relative benefits received by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and each of the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, each of the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

     (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of Common Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of, and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

     11. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Shares set opposite the name of the remaining non-defaulting Underwriters in Schedule I hereto bears to the total number of the Firm Shares set opposite the names of all remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriters shall not be obligated, to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all Shares to be purchased on such Delivery Date. If the remaining Underwriters, or other underwriters satisfactory to the Representatives, do not elect to purchase the shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriters or the Company or the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 10, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders, for damages caused by its default. If other underwriters are obligated to agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(l) or 9(m) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

     13. Reimbursement of Underwriters' Expenses. If the Company or any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Shareholder is not fulfilled, the Company and the Selling Shareholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company and the Selling Shareholders shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

     14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

           (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10285, Attention:
      Syndicate Department (Fax: (212) 528-8822), with a copy, in the case of any notice pursuant to Section 10(d) to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

           (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: John Gregory, Chairman (Fax: (423) 989-8006), with a copy to Linda M. Crouch, Baker, Donelson, Bearman & Caldwell, 165 Madison Avenue, 1st Tennessee Building, 20th Floor, Memphis, Tennessee 38103 (Fax: (901) 577-2303);

           (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule II or Schedule III hereto and in the case of any Selling Shareholder listed on Schedule III hereto, with a copy to Samuel D. Lipshie, Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Suite 1600, P.O. Box 198062, Nashville, Tennessee 37219 (Fax:
      (615) 252-6332);

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. and the

Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Shareholders by the Custodian.

     15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in
Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement any person controlling the Company within the meaning of
Section 15 of the Securities Act and the Selling Shareholders. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     17. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

     19. Consent to Jurisdiction. Each of the parties hereto consents to the jurisdiction of and venue in federal and state courts located in the Borough of Manhattan, City and State of New York, over any suit, action or proceeding with respect to this Agreement.

     20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                             Very truly yours,

                             KING PHARMACEUTICALS, INC.


                             By
                                -------------------------------

                             SELLING SHAREHOLDERS


                             By
                                -------------------------------
                                  As Attorney-in-Fact for the
                                  Shareholders named in
                                  Schedule II hereto

                             SELLING SHAREHOLDERS


                             By
                                -------------------------------
                                  As Attorney-in-Fact for the
                                  Shareholders named in
                                  Schedule III hereto

Accepted:

LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
HAMBRECHT & QUIST LLC
as Representatives of the several
Underwriters named in Schedule I hereto

     By LEHMAN BROTHERS INC.


     By
        -----------------------------
          Authorized Representative

                                   SCHEDULE I




                                                    Number of
Underwriters                                        Firm Shares
------------                                        -----------
Lehman Brothers Inc...............................
Credit Suisse First Boston Corporation............
Hambrecht & Quist LLC.............................





                                                     ----------
                                      Total           8,919,000
                                                     ==========

                               SCHEDULE II




        Names and Addresses                    Number of       Number of
        of Selling Shareholders                Firm Shares     Option Shares
------------------------------------           -----------     -------------
John M. and Joan P Gregory                       220,137            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

The Lazarus Foundation, Inc.                      75,000(1)         0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

Joseph R. Gregory                                 60,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

Jefferson J. Gregory                              50,000            0
    and Terri D. White-Gregory
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

James E. and April M. Gregory                     42,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

R. Henry Richards, M.D.                           35,000            0
  and Jean R. Richards
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

Brian G. Shrader                                  65,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

King Pharmaceuticals Benevolent Fund, Inc.       175,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620


        Names and Addresses                    Number of       Number of
        of Selling Shareholders                Firm Shares     Option Shares
------------------------------------           -----------     -------------
Mary Ann and Herschel P. Blessing                 90,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

Mary and Fred Jarvis                              29,000            0
c/o King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee  37620

A. Willard Lester                                362,000            0
c/o General Injectables & Vaccines, Inc.
Route 21 and U.S. Hwy 52 South
Terrace Hill
Bastian, Virginia 24314

Peggy H. Sutphin                                 357,000            0
c/o General Injectables & Vaccines, Inc.
Route 21 and U.S. Hwy 52 South
Terrace Hill
Bastian, Virginia 24314

                                               ---------       ------
TOTAL                                          1,560,137            0
                                               =========       ======

----------------
(1) The Lazarus Foundation, Inc. is a private foundation controlled by Mr John Gregory.

                                  SCHEDULE III


        Names and Addresses                    Number of       Number of
        of Selling Shareholders                Firm Shares     Option Shares
------------------------------------           ------------    ------------
Randal J. Kirk
7335 Lee Highway
Radford, Virginia  24141                          824,270           0

Carol Kirk
6654 Hickman Cemetery Road
Radford, Virginia 24141                               748(1)        0

Joseph L. Kirk
6654 Hickman Cemetery Road
Radford, Virginia 24141                             3,220(1)        0

Julian Kirk
7335 Lee Highway
Radford, Virginia  24141                            5,474(1)        0

Kirkfield, L.L.C.
7335 Lee Highway
Radford, Virginia  24141                          161,000(1)        0

Rahn Labs
7335 Lee Highway
Radford, Virginia  24141                           42,151(1)        0

RJK, L.L.C
7335 Lee Highway
Radford, Virginia  24141                          322,000(1)        0

                                               ----------      ------
TOTAL                                           1,358,863           0
                                               ==========      ======

----------------------------
(1) These shares are held by affiliates of Mr. Kirk (together with Mr. Kirk, "Randal J. Kirk and affiliates").

                                    ANNEX A



Subsidiaries of the Company

Monarch Pharmaceuticals, Inc., a Tennessee corporation
King Pharmaceuticals of Nevada, Inc., a Nevada corporation